Exhibit 10.2

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) dated as of May 19, 2014, is entered into by and among INFUSYSTEM HOLDINGS, INC., a Delaware corporation (“Parent”), INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation (“Holdings”), INFUSYSTEM, INC., a California corporation (“Infusystem”), FIRST BIOMEDICAL, INC., a Kansas corporation (“FBI”; FBI and Infusystem are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger, as book runner, and as documentation agent, and in light of the following:

W I T N E S S E T H

WHEREAS, Parent, Holdings, Borrowers, Lenders, and Agent are parties to that certain Credit Agreement, dated as of November 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, (a) PennantPark Investment Corporation, Pennant Park Floating Rate Funding I, LLC, and PennantPark Credit Opportunities Fund, L.P. (collectively, the “PennantPark Entities”) intend to assign all of their right, title and interest in and to a portion of the Term Loan B held by such PennantPark Entities in an amount equal to $4,500,000 (the “Converted Term Loan Portion”) to Wells Fargo (the “Designated Term Loan Assignment”), and (b) upon the consummation of the Designated Term Loan Assignment, Agent and the Lenders intend to convert the Converted Term Loan Portion to a portion of the Term Loan A;

WHEREAS, Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto are willing to agree and acknowledge that immediately upon the consummation of the Designated Term Loan Assignment, the Converted Term Loan Portion shall constitute a portion of the Term Loan A and shall no longer constitute a portion of the Term Loan B;

WHEREAS, upon the terms and conditions set forth herein, Agent and the Lenders are willing to make certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).

2. Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended as follows:

(a) Schedule 1.1 to the Credit Agreement is hereby amended by amending the defined term “Applicable Margin” by (i) replacing each reference to “7.25 percentage points” appearing in such defined term with “6.75 percentage points”, and (ii) replacing each reference to “6.25 percentage points” appearing in such defined term with “4.75 percentage points”.

(b) Schedule 1.1 to the Credit Agreement is hereby amended by amending the defined term “LIBOR Rate” by replacing the reference to “2.00 percent per annum” appearing in clause (a) of such defined term with “1.00 percent per annum”.

(c) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating each of the following defined terms in their entirety as follow:

“Term Loan A” has the meaning specified therefor in Section 2.2(a) of the Agreement; provided that on an after the Second Amendment Effective Date, the Converted Term Loan Portion shall constitute a portion of the Term Loan A for all purposes of the Agreement and the other Loan Documents.

“Term Loan B” has the meaning specified therefor in Section 2.2(b) of the Agreement; provided that on an after the Second Amendment Effective Date, the Converted Term Loan Portion shall no longer constitute a portion of the Term Loan B for any purpose under the Agreement and the other Loan Documents.

“Term Loans” means the Term Loan A and the Term Loan B.

(d) Schedule 1.1 to the Credit Agreement is hereby further amended by adding the following new defined terms in appropriate alphabetical order:

“Converted Term Loan Portion” means $4,500,000 of the Term Loan B (as such term was defined by the Credit Agreement immediately prior to the Second Amendment Effective Date) which was assigned by PennantPark Investment Corporation, Pennant Park Floating Rate Funding I, LLC, and PennantPark Credit Opportunities Fund, L.P. to Wells Fargo on the Second Amendment Effective Date and converted to a portion of the Term Loan A pursuant to the Second Amendment Documents.

“Second Amendment” means Amendment Number Two to Credit Agreement dated as of May 19, 2014, by and among Parent, Holdings, Borrowers, Agent and the Lenders party thereto.

“Second Amendment Documents” means the Second Amendment and each Assignment and Acceptance Agreement, dated as of May 19, 2014, entered into by PennantPark Investment Corporation, Pennant Park Floating Rate Funding I, LLC, and PennantPark Credit Opportunities Fund, L.P., respectively, as assignors and Wells Fargo, as assignee.

“Second Amendment Effective Date” means May 19, 2014.

(e) Schedule 2.2(b) of the Credit Agreement is hereby amended by replacing the phrase “(collectively, the “Term Loan B” and together with the Term Loan A, the “Term Loans”)” with “(collectively, the “Term Loan B”)”.

3. Acknowledgments. Each of the parties hereto hereby acknowledges and agrees as to each of the following:

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, on and after the Second Amendment Effective Date, the Converted Term Loan Portion shall constitute a portion of the Term Loan A for all purposes under the Credit Agreement and the other Loan Documents and shall not constitute a portion of the Term Loan B for any purpose under the Credit Agreement or the other Loan Documents. On and after the Second Amendment Effective Date, any Lender who holds the Converted Term Loan Portion shall be a Term Loan A Lender with respect to such Converted Term Loan Portion.

(b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, for the avoidance of doubt, (i) the conversion of the Converted Term Loan Portion into a portion of the Term Loan A shall not constitute a prepayment of the Obligations or a novation, and (ii) Borrowers shall not be required to pay to Agent any Applicable Prepayment Premium or Applicable Partial Prepayment Premium (each as defined in the Fee Letter) as a result of such conversion.

4. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Second Amendment Effective Date”):

(a) The Second Amendment Effective Date shall occur prior to May 19, 2014.

(b) Agent shall have received (i) this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect, and (ii) the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed by the parties hereto, and the same shall be in full force and effect.

(c) Agent shall have received three Assignment and Acceptance Agreements, each duly executed by the parties thereto, pursuant to which PennantPark Investment Corporation, Pennant Park Floating Rate Funding I, LLC, and PennantPark Credit Opportunities Fund, L.P. assign all of their right, title and interest in and to the Converted Term Loan Portion to Wells Fargo, and the same shall be in full force and effect.

(d) After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, any other member of the Lender Group, or any Bank Product Provider.

(f) No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.

(g) Borrowers shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 6 of this Amendment.

(h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each other member of the Lender Group as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of it or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (D) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

(c) No registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority is required in connection with the execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Agent, any member of the Lender Group, or any Bank Product Provider.

(f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.

(g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(h) This Amendment has been entered into without force or duress, of the free will of each Loan Party, and the decision of each Loan Party to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

(i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

6. Payment of Costs and Fees. Borrowers shall pay to Agent and each Lender all Lender Group Expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by Agent or any Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

7. [Reserved.]

8. Release.

(a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(b) As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

(c) Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Borrower, any Guarantor, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

9. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

10. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.1 of the Credit Agreement.

11. Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

12. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor, (iii) all fees or charges that have accrued hereunder, under the Credit Agreement, or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

13. Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

14. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

15. Reaffirmation of Obligations. Each Borrower hereby (a) acknowledges and reaffirms its obligations owing to Agent, each member of the Lender Group, and the Bank Product Providers under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each member of the Lender Group and each Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

16. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.

17. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PARENT AND GUARANTOR:	INFUSYSTEM HOLDINGS, INC., a Delaware corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

HOLDINGS AND GUARANTOR:	INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

BORROWERS:	INFUSYSTEM, INC., a California corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

FIRST BIOMEDICAL, INC., a Kansas corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

GUARANTOR:	IFC LLC, a Delaware limited liability company

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Ryan Haight
	Name:	Ryan Haight
Its Authorized Signatory

LENDERS:	PENNANTPARK INVESTMENT CORPORATION, a Maryland corporation

	By:	/s/ Arthur H. Penn
Arthur H. Penn
Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP, a Delaware limited partnership

	By:	/s/ Arthur H. Penn
Arthur H. Penn
Managing Member of PennantPark Capital, LLC, the General Partner of the Fund

PENNANTPARK FLOATING RATE FUNDING I, LLC

	By:	PennantPark Floating Rate Capital Ltd., as Designated Manager

	By:	/s/ Arthur H. Penn
Arthur H. Penn
Chief Executive Officer

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of November 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among INFUSYSTEM HOLDINGS, INC., a Delaware corporation (“Parent”), INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation (“Holdings”), INFUSYSTEM, INC., a California corporation (“Infusystem”), FIRST BIOMEDICAL, INC., a Kansas corporation (“FBI”; FBI and Infusystem are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”), the lenders from time to time party thereto (such lenders, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger, as book runner, and as documentation agent. Reference is made to that certain Amendment Number Two to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among Parent, Borrowers, Agent, and the Lenders signatory thereto.

The undersigned Guarantors each hereby (a) represents and warrants to Agent and Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of it or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any

Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, or (D) require any approval of any holder of its Equity Interests or any approval or consent of any Person under any of its or its Subsidiaries’ material agreements, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, including, without limitation, the release granted in Section 8 thereof; (c) acknowledges and reaffirms its obligations owing to the Lender Group and the Bank Product Providers under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; (e) reaffirms, acknowledges, agrees and confirms that it has granted to Agent a perfected security interest in the Collateral pursuant to the Loan Documents in order to secure all of its present and future Indebtedness to the Lender Group and the Bank Product Providers; (f) represents and warrants that it has read and understands the Amendment (including, without limitation, the release granted in Section 8 of the Amendment) and this Reaffirmation and Consent, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of such Loan Documents, has read such Loan Documents in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder; and (g) agrees to the release provisions set forth in Section 8 of the Amendment which are incorporated herein by reference as if set forth herein in their entirety and were binding on each Guarantor mutatis mutandis. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended by the Amendment. All Indebtedness owing by each of the undersigned are unconditionally owing by such Person to the Lender Group and the Bank Product Providers, without offset, defense (other than defense of payment), withholding, counterclaim or deduction of any kind, nature or description whatsoever.

Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. The validity of this Reaffirmation and Consent, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York. This Reaffirmation and Consent is a Loan Document.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed and delivered as of the date of the Amendment.

GUARANTORS:	INFUSYSTEM HOLDINGS, INC., a Delaware corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer

IFC LLC, a Delaware limited liability company

	By:	/s/ Jonathan P. Foster
	Name:	Jonathan P. Foster
	Title:	Chief Financial Officer